Consent of Independent Certified Public Accountants

                                                                 March 6, 2002

    We hereby consent to the use in this Registration Statement on Form SB-2/A Amendment Number 1 of our report dated December 12, 2001, relating to the financial statements of Filtering Associates, Inc., and the reference to our firm under the Caption "Experts" in the Prospectus.


                                    /s/ Lesley, Thomas, Schwarz & Postma, Inc.
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                                    Lesley, Thomas, Schwarz & Postma, Inc.
                                    A Professional Accountancy Corporation
                                    Newport Beach, California